Exhibit 10.2

PLEDGE AND SECURITY AGREEMENT

PLEDGE AND SECURITY AGREEMENT (this "Agreement"), dated as of December 31, 2024, made by each of the Grantors referred to below, in favor of Blue Torch Finance LLC, a Delaware limited liability company ("Blue Torch"), in its capacity as collateral agent for the Secured Parties referred to below (in such capacity, together with its successors and assigns in such capacity, if any, the "Collateral Agent").

RECITALS:

WHEREAS, FreightCar America, Inc., a Delaware corporation (the "Parent"), FreightCar North America, LLC, a Delaware limited liability company (“Borrower”), each subsidiary of the Parent listed as a "Guarantor" on the signature pages thereto (together with the Parent and each other Person that executes a joinder agreement and becomes a "Guarantor" thereunder, each, a "Guarantor" and, collectively, the "Guarantors", and together with the Borrower and each other Person that becomes an “Additional Grantor” hereunder, each a “Grantor” and collectively, the “Grantors”), the lenders from time to time party thereto (each, a "Lender" and, collectively, the "Lenders"), the Collateral Agent, and Blue Torch, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the "Administrative Agent" and, together with the Collateral Agent, each, an "Agent" and, collectively, the "Agents") are parties to that certain Financing Agreement, dated as of the date hereof (such agreement, as amended, restated, supplemented, modified or otherwise changed from time to time, including any replacement agreement therefor, being hereinafter referred to as the "Financing Agreement");

WHEREAS, pursuant to the Financing Agreement, the Lenders have agreed to make a certain term loan (the "Loan"), to the Borrower;

WHEREAS, it is a condition precedent to the Lenders making the Loan and providing any other financial accommodation to the Borrower pursuant to the Financing Agreement that each Grantor shall have executed and delivered this Agreement to the Collateral Agent for the benefit of the Secured Parties;

WHEREAS, the Grantors are mutually dependent on each other in the conduct of their respective businesses as an integrated operation, with credit needed from time to time by each Grantor often being provided through financing obtained by the other Grantors and the ability to obtain such financing being dependent on the successful operations of all of the Grantors as a whole; and

WHEREAS, each Grantor has determined that the execution, delivery and performance of this Agreement directly benefit, and are in the best interest of, such Grantor.

NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Collateral Agent and the Lenders to make and maintain the Loan and to provide other financial accommodations to the Borrower pursuant to the Financing Agreement, the Grantors hereby jointly and severally agree with the Collateral Agent, for the benefit of the Secured Parties, as follows:

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Section 1.
Definitions.
(a)
Reference is hereby made to the Financing Agreement for a statement of the terms thereof. All capitalized terms used in this Agreement that are defined in the Financing Agreement or in Section 1(b) below and which are not otherwise defined herein shall have the same meanings herein as set forth therein.
(b)
The following terms shall have the respective meanings provided for in the Code (and if defined in more than one article of the Code, shall have the meaning provided in Article 9 thereof): "Accounts", "Account Debtor", "Cash Proceeds", "Certificate of Title", "Chattel Paper", "Commercial Tort Claim", "Commodity Account", "Commodity Contracts", "Deposit Account", "Documents", "Electronic Chattel Paper", "Equipment", "Fixtures", "General Intangibles", "Goods", "Instruments", "Inventory", "Investment Property", "Letter-of-Credit Rights", “Letters of Credit”, “Money”, "Noncash Proceeds", "Payment Intangibles", "Proceeds", "Promissory Notes", "Record", "Security Account", "Software", "Supporting Obligations", "Tangible Chattel Paper" and “Uncertificated Security” ; provided that such terms shall continue to have the same meaning notwithstanding any replacement or amendment of such statute except as the Collateral Agent may otherwise determine.
(c)
As used in this Agreement, the following terms shall have the respective meanings indicated below, such meanings to be applicable equally to both the singular and plural forms of such terms:

"Additional Collateral" has the meaning specified therefor in Section 4(a)(i) hereof.

"Additional Grantor" has the meaning specified therefor in Section 13(f) hereof.

"Borrower" has the meanings specified therefor in the Recitals hereto.

"Certificated Entities" has the meaning specified therefor in Section 5(m) hereof.

"Code" means the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the perfection or priority of, or remedies with respect to, any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions hereof relating to such perfection, priority or remedies.

"Collateral" has the meaning specified therefor in Section 2 hereof.

"Collateral Agent" has the meaning specified therefor in the preamble hereto.

"Copyright Licenses" means all licenses, contracts or other agreements providing for the grant to a Grantor of any right in or to any Copyright owned by another Person, or providing for the grant by any Grantor to any Person any right in or to any Copyright owned by or licensed

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to a Grantor, including in each case, for the avoidance of doubt, any covenants not to sue for infringement or other violation of any Copyright.

"Copyrights" means (i) all domestic and foreign copyrights, whether registered or unregistered, (ii) all registrations and applications for the registration thereof (including, without limitation, registrations and applications in the United States Copyright Office or in any similar office or agency of the United States or any other country or any political subdivision thereof), and all extensions, renewals and restorations thereof, (iii) all rights to sue or otherwise recover for any past, present and future infringement or other violations thereof, (iv) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages and proceeds of suit now or hereafter due and/or payable with respect thereto, and (v) all other rights, priorities and privileges accruing thereunder or pertaining thereto throughout the world.

"Event of Default" has the meaning specified therefor in Section 1.01 of the Financing Agreement.

"Excluded Accounts" has the meaning specified therefor in Section 1.01 of the Financing Agreement.

"Excluded Property" has the meaning specified therefor in Section 2 hereof.

"Financing Agreement" has the meaning specified therefor in the Recitals hereto.

"Grantors" has the meaning specified therefor in the Recitals hereto.

"Indemnitee" has the meaning specified therefor in Section 1.01 of the Financing Agreement.

"Intellectual Property" means (i) all intellectual property rights, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, Copyrights, Patents, Trademarks, Internet domain names, mask works designs, rights of privacy and publicity, trade secrets, and all other intellectual property rights in confidential or proprietary information, ideas, concepts, methods, techniques, processes, technology, formulae and know-how, (ii) all registrations and applications for the registration of any of the foregoing, (iii) all rights to sue or otherwise recover for any past, present and future infringement, misappropriation, dilution or other violations thereof, (iv) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages and proceeds of suit now or hereafter due and/or payable with respect thereto, and (v) all other rights, priorities and privileges accruing thereunder or pertaining thereto throughout the world.

"Irrevocable Proxy" has the meaning specified therefor in Section 4(a)(i) hereof.

"Lenders" has the meaning specified therefor in the Recitals hereto.

"Licenses" means the Copyright Licenses, the Patent Licenses and the Trademark Licenses.

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"Loan" has the meaning specified therefor in the Recitals hereto.

"Mexico" means the United Mexican States.

"Obligations" has the meaning specified therefor in Section 1.01 of the Financing Agreement.

"Patent Licenses" means all licenses, contracts or other agreements providing for the grant to a Grantor of any right in or to any Patent owned by another Person, or providing for the grant by any Grantor to any Person any right in or to any Patent owned by or licensed to a Grantor, including in each case, for the avoidance of doubt, any covenants not to sue for infringement or other violation of any Patent.

"Patents" means (i) all domestic and foreign patents and patent applications, whether design or utility, (including, without limitation, issued patents and pending patent applications in the United States Patent and Trademark Office or in any similar office or agency of the United States or any other country or any political subdivision thereof), (ii) all reissues, substitutes, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, (iii) all inventions and designs claimed therein, (iii) all rights to sue or otherwise recover for any past, present and future infringement or other violations thereof, (iv) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages and proceeds of suit now or hereafter due and/or payable with respect thereto, and (v) all other rights, priorities and privileges accruing thereunder or pertaining thereto throughout the world.

"Pledge Amendment" has the meaning specified therefor in Section 4(a)(ii) hereof.

"Pledged Debt" means the indebtedness described in Schedule VII hereto and all indebtedness from time to time owned or acquired by a Grantor, the Promissory Notes and other Instruments, Chattel Paper or Investment Property evidencing any or all of such indebtedness, and all interest, cash, Instruments, Chattel Paper, Investment Property, financial assets, securities, Equity Interests, stock options and Commodity Contracts, notes, debentures, bonds, Promissory Notes or other evidences of indebtedness and all other Proceeds or property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness.

"Pledged Interests" means, collectively, (a) the Pledged Debt, (b) the Pledged Shares and (c) all security entitlements in any and all of the foregoing.

"Pledged Issuers" means, collectively, (a) the issuers of the shares of Equity Interests described in Schedule VIII hereto and (b) any other issuer of Equity Interests at any time and from time to time owned or acquired by a Grantor whose shares of Equity Interests are required to be pledged as Collateral under this Agreement.

"Pledged Partnership/LLC Agreement" has the meaning specified therefor in Section 6(k)(ii) hereof.

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"Pledged Shares" means (a) the shares of Equity Interests of the Pledged Issuers, whether or not evidenced or represented by any stock certificate, certificated security or other Instrument, (b) the certificates, if any, representing such shares of Equity Interests, all options and other rights, contractual or otherwise (including all voting rights and all rights as and to become a member or partner thereof (if applicable)), in respect thereof and all dividends, distributions, cash, Instruments, Investment Property, financial assets, securities, Equity Interests, stock options and Commodity Contracts, notes, debentures, bonds, Promissory Notes or other evidences of indebtedness and all other Proceeds or property (including, without limitation, any stock dividend and any distribution in connection with a stock split) from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Equity Interests and any other warrant, right or option to acquire any of the foregoing and (c) without affecting the obligations of any Grantor under any provision prohibiting such action under this Agreement, the Financing Agreement or any other Loan Document, in the event of any consolidation or merger involving any Pledged Issuer and in which such Pledged Issuer is not the surviving entity, all Equity Interests of the successor entity formed by or resulting from such consolidation or merger.

"Registration Page" has the meaning specified therefor in Section 4(a)(i) hereof.

"Secured Party" has the meaning specified therefor in Section 1.01 of the Financing Agreement.

"Secured Obligations" has the meaning specified therefor in Section 3 hereof.

"Security Agreement Supplement" has the meaning specified therefor in Section 13(f) hereof.

"Termination Date" has the meaning specified therefor in Section 1.01 of the Financing Agreement.

"Titled Collateral" means all Collateral for which the title to such Collateral is governed by a Certificate of Title or certificate of ownership, including, without limitation, all motor vehicles (including, without limitation, all trucks, trailers, tractors, service vehicles, automobiles and other mobile equipment) for which the title to such motor vehicles is governed by a Certificate of Title or certificate of ownership.

"Trademark Licenses" means all licenses, contracts or other agreements providing for the grant to a Grantor of any right in or to any Trademark owned by another Person, or providing for the grant by any Grantor to any Person any right in or to any Trademark owned by or licensed to a Grantor, including in each case, for the avoidance of doubt, any covenants not to sue for infringement, dilution or other violation of any Trademark.

"Trademarks" means (i) all domestic and foreign trademarks, service marks, collective marks, certification marks, trade names, business names, d/b/a's, trade styles, designs, logos and other source or business identifiers and all general intangibles of like nature, (ii) all registrations and applications for the registration thereof (including, without limitation, registrations and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political

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subdivision thereof), and all extensions and renewals, together with all goodwill of the business connected with the use of or symbolized by any of the foregoing, (iii) all rights to sue or otherwise recover for any past, present and future infringement, dilution or other violations thereof, (iv) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages and proceeds of suit now or hereafter due and/or payable with respect thereto, and (v) all other rights, priorities and privileges accruing thereunder or pertaining thereto throughout the world.

Section 2.
Grant of Security Interest. As collateral security for the prompt and complete payment, performance and observance when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) of all of the Secured Obligations, each Grantor hereby pledges and assigns to the Collateral Agent (and its agents and designees), and grants to the Collateral Agent (and its agents and designees), for the benefit of the Secured Parties, a continuing security interest in, all personal property and Fixtures of such Grantor, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired or in which such Grantor now has or at any time in the future may acquire any right, title or interest, of every kind and description, tangible or intangible, including, without limitation, the following (all being collectively referred to herein as the "Collateral"):
(a)
all Accounts;
(b)
all Chattel Paper (whether tangible or electronic);
(c)
all Commercial Tort Claims, including, without limitation, the Commercial Tort Claims described in Schedule VI hereto;
(d)
all Deposit Accounts (including, without limitation, each Cash Management Account but excluding any Excluded Account), all cash, and all other property from time to time deposited therein or otherwise credited thereto and the monies and property in the possession or under the control of any Agent or any Lender or any affiliate, representative, agent or participant of any Agent or any Lender;
(e)
all Money, cash and cash equivalents;
(f)
all Documents;
(g)
all General Intangibles (including, without limitation, all Payment Intangibles, Intellectual Property and Licenses);
(h)
all Goods, including, without limitation, all Equipment, Fixtures, Inventory and Titled Collateral;
(i)
all Instruments (including, without limitation, Promissory Notes);
(j)
all Investment Property;
(k)
all Letter-of-Credit Rights and Letters of Credit;

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(l)
all Pledged Interests;
(m)
all Supporting Obligations;
(n)
all Additional Collateral;
(o)
all other tangible and intangible personal property and Fixtures of such Grantor (whether or not subject to the Code), including, without limitation, all insurance and all bank and other accounts and all cash and all investments therein, all proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the property of such Grantor described in the preceding clauses of this Section 2 hereof (including, without limitation, any proceeds of insurance thereon and all causes of action, claims and warranties now or hereafter held by such Grantor in respect of any of the items listed above), and all books, correspondence, files and other Records, including, without limitation, all tapes, disks, cards, Software, data and computer programs in the possession or under the control of such Grantor or any other Person from time to time acting for such Grantor that at any time evidence or contain information relating to any of the property described in the preceding clauses of this Section 2 hereof or are otherwise necessary or helpful in the collection or realization thereof; and
(p)
all Proceeds, including all Cash Proceeds and Noncash Proceeds, and products of any and all of the foregoing Collateral;

in each case, howsoever such Grantor's interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

Notwithstanding anything herein to the contrary, the term "Collateral" shall not include, and no Grantor is pledging, nor granting a security interest hereunder in (collectively, “Excluded Property”), (i) any of such Grantor's right, title or interest in any license, contract or agreement to which such Grantor is a party or any of its right, title or interest thereunder to the extent, but only to the extent, that such a grant would, under the express terms of such license, contract or agreement result in breach of the terms of, or constitute a default under, such license, contract or agreement (other than to the extent that any such term (A) has been waived or (B) would be rendered ineffective pursuant to Sections 9-406, 9-408, 9-409 of the Code or other applicable provisions of the Uniform Commercial Code of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity); provided, that (x) immediately upon the ineffectiveness, lapse, termination or waiver of any such provision, the Collateral shall include, and such Grantor shall be deemed to have granted a security interest in, all such right, title and interest as if such provision had never been in effect and (y) the foregoing exclusion shall in no way be construed so as to limit, impair or otherwise affect the Collateral Agent's unconditional continuing security interest in and liens upon any rights or interests of a Grantor in or to the Proceeds or right to receive Proceeds of, or any monies due or to become due under, any such license, contract or agreement or (ii) any intent-to-use United States Trademark applications for which an amendment to allege use or statement of use has not been filed under 15 U.S.C. § 1051(c) or 15 U.S.C. § 1051(d), respectively, or if filed, has not been deemed in conformance with 15 U.S.C. § 1051(a) or examined and accepted, respectively, by the United States Patent and Trademark Office, but only to the extent, if any, and solely during the period, if any, in which, the

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grant of a security interest therein would impair the validity or enforceability of any registration issuing from such intent-to-use Trademark application under applicable federal law, and provided that upon such filing and acceptance, such intent-to-use applications shall be included in the definition of Collateral..

Section 3.
Security for Secured Obligations. The security interest created hereby in the Collateral constitutes continuing collateral security for all of the following obligations, whether now existing or hereafter incurred (the "Secured Obligations"):
(a)
the prompt and complete payment by each Grantor, as and when due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), of all amounts from time to time owing by the Borrower in respect of the Financing Agreement and the other Loan Documents, including, without limitation, (i) all Obligations, (ii) in the case of a Guarantor, all amounts from time to time owing by such Guarantor in respect of its guaranty made pursuant to Article XI of the Financing Agreement or under any other Guaranty to which it is a party, including, without limitation, all Obligations guaranteed by such Guarantor and (iii) all interest, fees, commissions, charges, expense reimbursements, indemnifications and all other amounts due or to become due under any Loan Document (including, without limitation, all interest, fees, commissions, charges, expense reimbursements, indemnifications and other amounts that accrue after the commencement of any Insolvency Proceeding of any Loan Party, whether or not the payment of such interest, fees, commissions, charges, expense reimbursements, indemnifications and other amounts are unenforceable or are not allowable, in whole or in part, due to the existence of such Insolvency Proceeding); and
(b)
the prompt and complete payment and due performance and observance by each Grantor of all of its other obligations from time to time existing in respect of this Agreement and any other Loan Document.
Section 4.
Delivery of the Pledged Interests.
(a)
(i) The Grantors shall cause all Pledged Debt with a value exceeding $100,000 to be evidenced by a duly executed Promissory Note or Instrument. All Promissory Notes and other Instruments currently evidencing the Pledged Debt and all certificates currently representing the Pledged Shares shall be delivered to the Collateral Agent on or prior to the Effective Date (or such later date as may be agreed to by the Collateral Agent acting in its sole discretion). All other Promissory Notes, certificates and Instruments constituting Pledged Interests from time to time required to be pledged to the Collateral Agent pursuant to the terms of this Agreement or the Financing Agreement (the "Additional Collateral") shall be delivered to the Collateral Agent promptly upon, but in any event within ten (10) Business Days of, receipt thereof by or on behalf of any of the Grantors. All such Promissory Notes, certificates and Instruments shall be (A) held by or on behalf of the Collateral Agent pursuant hereto, (B) delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment executed in blank, all in form and substance reasonably satisfactory to the Collateral Agent and (C) with respect to any Pledged Shares, accompanied by (1) a duly executed irrevocable proxy coupled with an interest, in substantially the form of Exhibit D hereto (an "Irrevocable Proxy"), and (2) a duly acknowledged Equity Interest registration page, in blank, from each

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Pledged Issuer, substantially in the form of Exhibit E hereto, or otherwise in form and substance satisfactory to the Collateral Agent (a "Registration Page"), all in form and substance reasonably satisfactory to the Collateral Agent. If any Pledged Interests consist of Uncertificated Securities, unless the immediately following sentence is applicable thereto, such Grantor shall cause (x) the Collateral Agent (or its designated custodian or nominee) to become the registered holder thereof, or (y) each issuer of such securities to agree that it will comply with instructions originated by the Collateral Agent with respect to such securities without further consent by such Grantor. If any Pledged Interests consist of security entitlements, such Grantor shall (x) transfer such security entitlements to the Collateral Agent (or its custodian, nominee or other designee), or (y) cause the applicable securities intermediary to agree that it will comply with entitlement orders by the Collateral Agent without further consent by such Grantor.

(ii) Within ten (10) Business Days of the receipt by a Grantor of any Additional Collateral, a pledge amendment duly executed by such Grantor, in substantially the form of Exhibit A hereto (a "Pledge Amendment"), shall be delivered to the Collateral Agent, in respect of the Additional Collateral that must be pledged pursuant to this Agreement or the Financing Agreement; provided that failure to provide any such Pledge Amendment shall not affect the validity of the pledge hereunder of such Additional Collateral. The Pledge Amendment shall from and after delivery thereof constitute part of Schedules VII and VIII hereto. Each Grantor hereby agrees that all Promissory Notes, certificates or Instruments listed on any Pledge Amendment delivered to the Collateral Agent shall for all purposes hereunder constitute Pledged Interests and such Grantor shall be deemed upon delivery thereof to have made the representations and warranties set forth in Section 5 hereof with respect to such Additional Collateral.

(b)
If any Grantor shall receive, by virtue of such Grantor being or having been an owner of any Pledged Interests, any Additional Collateral consisting of any (i) Equity Interest certificate (including, without limitation, any certificate representing an Equity Interest dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off), Promissory Note or other Instrument, (ii) option or right, whether as an addition to, substitution for, or in exchange for, any Pledged Interests, or otherwise, (iii) dividends or distributions payable in cash (except such dividends and/or distributions permitted to be retained by any such Grantor pursuant to Section 7 hereof) or in securities or other property or (iv) dividends, distributions, cash, Instruments, Investment Property and other Proceeds or property in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, such Grantor shall receive such Equity Interest certificate, Promissory Note, Instrument, option, right, payment or distribution in trust for the benefit of the Collateral Agent, shall segregate it from such Grantor's other property and shall promptly deliver it to the Collateral Agent, in the exact form received, with any necessary indorsement and/or instrument of transfer or assignment executed in blank (and, in the case of any Additional Collateral described in clause (b)(i) above, with an Irrevocable Proxy and Registration Page with respect to any such Additional Collateral), all in form and substance reasonably satisfactory to the Collateral Agent, to be held by the Collateral Agent as Pledged Interests.
Section 5.
Representations and Warranties. Each Grantor jointly and severally

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represents and warrants as follows:
(a)
Schedule I hereto sets forth a complete and accurate list of (i) the exact legal name of each Grantor, (ii) the jurisdiction of organization of each Grantor, (iii) the type of organization of each Grantor and (iv) the organizational identification number of each Grantor (or states that no such organizational identification number exists). The Perfection Certificate, a copy of which has been previously delivered to the Collateral Agent, is true, complete and correct in all respects.
(b)
All Equipment, Fixtures, Inventory and other Goods now existing are, and all Equipment, Fixtures, Inventory (other than (i) Inventory in transit in the ordinary course of business, (ii) Equipment being used by employees in the ordinary course of business, (iii) Equipment which is being refurbished or repaired in the ordinary course of business and (iv) Equipment and Inventory with an aggregate value not exceeding $100,000) and other Goods hereafter existing, will be located at the addresses specified therefor in Schedule III hereto (as amended, supplemented or otherwise modified from time to time in accordance with Section 6(b)). Each Grantor's chief executive office or sole place of business, the place where such Grantor keeps its Records concerning Accounts and all originals of all Chattel Paper are located at the addresses specified therefor in Schedule III hereto (as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof). None of the Accounts is evidenced by Promissory Notes or other Instruments except for Promissory Notes evidencing indebtedness of not more than $100,000 in the aggregate. Set forth in Schedule IV hereto is a complete and accurate list, as of the date of this Agreement, of each Deposit Account, Securities Account and Commodities Account of each Grantor, together with the name and address of each institution at which each such Account is maintained, the account number for each such Account and a description of the purpose of each such Account. Set forth in Schedule II hereto is (i) a complete and correct list of each trade name used by each Grantor and (ii) the name of, and each trade name used by, each Person from which such Grantor has acquired any substantial part of the Collateral within five years of the date hereof.
(c)
Each Grantor has delivered to the Collateral Agent true, complete and correct copies of each License described in Schedule II hereto, which represents all of the Licenses existing on the date of this Agreement. Each such License sets forth the entire agreement and understanding of the parties thereto relating to the subject matter thereof, and there are no other agreements, arrangements or understandings, written or oral, relating to the matters covered thereby or the rights of any Grantor or any of its Affiliates in respect thereof. Each License now existing is, and each other License will be, the legal, valid and binding obligation of the parties thereto, enforceable against such parties in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally. No material breach or default under any License by any such party has occurred, nor does any material defense, offset, deduction or counterclaim exist thereunder in favor of any such party. No party to any License has given any Grantor notice of its intention to cancel, terminate or fail to renew any License.
(d)
Schedule II hereto sets forth a complete and accurate list of all issued United States Patents, registered United States Copyrights, registered United States Trademarks,

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and applications for the foregoing owned by each Grantor, and any exclusive Copyright Licenses held by such Grantor. All such Intellectual Property is subsisting and in full force and effect, has not been adjudged invalid or unenforceable, is valid and enforceable and has not been abandoned in whole or in part. No Grantor is now infringing, misappropriating, diluting or otherwise violating any Intellectual Property of any other Person, and to the best knowledge of each Grantor, no other Person is now infringing, misappropriating, diluting or otherwise violating any Intellectual Property owned by any Grantor, except as could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. No Grantor has received any unresolved notice that it is violating or has violated the Intellectual Property rights of any third party in any material respect.
(e)
The Pledged Issuers set forth in Schedule VIII that are Subsidiaries of a Grantor are such Grantor's only Subsidiaries. The Pledged Shares have been duly authorized and validly issued and are fully paid and nonassessable and the holders thereof are not entitled to any preemptive, first refusal or other similar rights. Except as noted in Schedule VIII hereto, the Pledged Shares constitute 100% of the issued shares of Equity Interests of the Pledged Issuers as of the date hereof. All other shares of Equity Interests constituting Pledged Interests will be duly authorized and validly issued, fully paid and nonassessable.
(f)
The Promissory Notes evidencing the Pledged Debt have been, and all other Promissory Notes from time to time evidencing Pledged Debt, when executed and delivered, will have been, duly authorized, executed and delivered by the respective makers thereof, and all such Promissory Notes are or will be, as the case may be, legal, valid and binding obligations of such makers, enforceable against such makers in accordance with their respective terms.
(g)
The Grantors are and will be at all times the sole and exclusive owners of, or otherwise have and will have adequate rights in, the Collateral free and clear of any Liens except for the Permitted Liens. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording or filing office except such as may have been filed to perfect or protect any Permitted Lien.
(h)
The exercise by the Collateral Agent of any of its rights and remedies hereunder will not contravene any law or Contractual Obligation binding on or otherwise affecting any Grantor or any of its properties and will not result in, or require the creation of, any Lien upon or with respect to any of its properties.
(i)
No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or any other Person, is required for (i) the due execution, delivery and performance by any Grantor of this Agreement, (ii) the grant by any Grantor of the security interest purported to be created hereby in the Collateral or (iii) the exercise by the Collateral Agent of any of its rights and remedies hereunder, except, in the case of this clause (iii), as may be required in connection with any sale of any Pledged Interests by laws affecting the offering and sale of securities generally. Upon (A) the filing under the Uniform Commercial Code as in effect in the applicable jurisdiction of the financing statements described in Schedule V hereto, all of which financing statements have been duly filed and are in full force and effect and

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(B) with respect to the perfection of the security interest created hereby in the United States Intellectual Property and Licenses, in addition to the foregoing Uniform Commercial Code filings, the recording of the appropriate Trademark, Patent or Copyright Security Agreement, substantially in the form of Exhibit B hereto in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, the security interest created hereby in the Collateral in favor of the Collateral Agent shall be perfected (to the extent such security interest may be perfected by filings under the Uniform Commercial Code or by such recordations) and no other authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or any other Person, is required for perfection of such security interest by filing under the Uniform Commercial Code or the making of such recordations..
(j)
This Agreement creates a legal, valid and enforceable security interest in favor of the Collateral Agent, for the benefit of the Secured Parties, in the Collateral, as security for the Secured Obligations. Such security interests are, or in the case of Collateral in which any Grantor obtains rights after the date hereof, will be, upon the filing of the financing statements and other recordations described in Section 5(j) and the other perfection actions required by this Agreement, perfected, first priority security interests, subject in priority only to the Permitted Liens expressly permitted by the Financing Agreement to have priority over the lien of the Collateral Agent or having priority over the lien of the Collateral Agent by operation of law.
(k)
No Grantor holds any Commercial Tort Claims with a value in excess of $100,000 in respect of which a claim has been filed in a court of law or a written notice by an attorney has been given to a potential defendant, except for such claims described in Schedule VI.
(l)
Each Grantor and any of its Subsidiaries that is a partnership or a limited liability company with certificated Equity Interests, has irrevocably opted into (and has caused each of its Subsidiaries that is a partnership or a limited liability company with certificated Equity Interests, and a Pledged Issuer to opt into) Article 8 of the relevant Uniform Commercial Code (collectively, the "Certificated Entities"). Such interests are securities for purposes of Article 8 of the relevant Uniform Commercial Code. With respect to each Grantor and its Subsidiaries that is a partnership or a limited liability company and is not a Certificated Entity, the partnership interests or membership interests of each such Person are not (i) dealt in or traded on securities exchanges or in securities markets, (ii) securities for purposes of Article 8 of any relevant Uniform Commercial Code, (iii) investment company securities within the meaning of Section 8-103 of any relevant Uniform Commercial Code or (iv) evidenced by a certificate.
Section 6.
Covenants as to the Collateral. In accordance with Section 7.01 of the Financing Agreement, during the period from the Effective Date until the Termination Date, unless the Collateral Agent shall otherwise consent in writing:
(a)
Further Assurances. Each Grantor will take such action and execute, acknowledge and deliver, at its sole cost and expense, such agreements, instruments or other documents as the Collateral Agent may require from time to time in order (i) to perfect and protect, or maintain the perfection and priority of, the security interest and Lien purported to be created hereby; (ii) to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder

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in respect of the Collateral; or (iii) to otherwise effect the purposes of this Agreement, including, without limitation: (A) at the request of the Collateral Agent, marking conspicuously all Chattel Paper, Instruments, Licenses and all of its Records pertaining to the Collateral, in each case, in excess of $100,000 in the aggregate with a legend, in form and substance satisfactory to the Collateral Agent, indicating that such Chattel Paper, Instrument, License or Records is subject to the security interest created hereby, (B) if any Account in excess of $100,000 in the aggregate shall be evidenced by a Promissory Note or other Instrument or Chattel Paper, delivering and pledging to the Collateral Agent such Promissory Note, other Instrument or Chattel Paper, duly endorsed and accompanied by executed instruments of transfer or assignment, all in form and substance satisfactory to the Collateral Agent, (C) executing and filing (to the extent, if any, that such Grantor's signature is required thereon) or authenticating the filing of, such financing or continuation statements, or amendments thereto, (D) with respect to Intellectual Property hereafter existing, hereafter acquired, or Intellectual Property owned by a Grantor that had been, but no longer is, excluded from the Collateral, in each case that is not covered by an appropriate security interest grant, the executing and recording in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, appropriate instruments granting a security interest, as may be necessary or desirable or that the Collateral Agent may request in order to perfect and preserve the security interest purported to be created hereby, (E) delivering to the Collateral Agent Irrevocable Proxies and Registration Pages in respect of the Pledged Interests, (F) furnishing to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail, (G) if at any time after the date hereof, any Grantor acquires or holds any Commercial Tort Claim with a potential value in excess of $100,000, the Grantor shall promptly notify the Collateral Agent in a writing signed by such Grantor setting forth a brief description of such Commercial Tort Claim and granting to the Collateral Agent a security interest therein and in the proceeds thereof, which writing shall incorporate the provisions hereof and shall be in form and substance satisfactory to the Collateral Agent, (H) upon the acquisition after the date hereof by any Grantor of any Titled Collateral (other than Equipment that is subject to a purchase money security interest that constitutes a Permitted Lien under the Financing Agreement), Grantors shall promptly notify the Collateral Agent of such acquisition and shall promptly provide a description of the Titled Collateral acquired and a good faith estimate of the current value of such Titled Collateral, and promptly cause the Collateral Agent to be listed as the lienholder on such Certificate of Title or certificate of ownership and delivering evidence of the same to the Collateral Agent, and (I) taking all actions required by law in any relevant Uniform Commercial Code jurisdiction, or by other law as applicable in any foreign jurisdiction. No Grantor shall take or fail to take any action which could in any manner impair the validity or enforceability of the Collateral Agent's security interest in and Lien on any Collateral.
(b)
Location of Equipment and Inventory. Each Grantor will keep the Equipment and Inventory at the locations specified in Schedule III hereto or, upon not less than 30 days' prior written notice to the Collateral Agent accompanied by a new Schedule III hereto indicating each new location of the Equipment and Inventory, at such other locations in the continental United States as the Grantors may elect, provided that (i) all action has been taken to grant to the Collateral Agent a perfected, first priority security interest in such Equipment and Inventory (subject only to Permitted Liens) in favor of the Collateral Agent, for the benefit of the Secured Parties, and (ii) the Collateral Agent's rights in such Equipment and Inventory, including,

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without limitation, the existence, perfection and priority of the security interest created hereby in such Equipment and Inventory, are not adversely affected thereby.
(c)
Condition of Equipment. Each Grantor will promptly furnish to the Collateral Agent a statement describing in reasonable detail any loss or damage in excess of $100,000 to any Equipment. Each Grantor will maintain or cause the Equipment which is necessary or useful in the proper conduct of its business to be maintained and preserved in good condition, repair and working order as when acquired and in accordance with any manufacturer's manual, ordinary wear and tear excepted, and will forthwith, or in the case of any loss or damage to any Equipment promptly after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith which are necessary or desirable, consistent with past practice, or which the Collateral Agent may request to such end.
(d)
Provisions Concerning the Accounts and the Licenses.
(i)
Each Grantor will, except as otherwise provided in this subsection (d), continue to collect, at its own expense, all amounts due or to become due under the Accounts. In connection with such collections, each Grantor may (and, at the Collateral Agent's direction, will) take such action as such Grantor (or, if applicable, the Collateral Agent) may deem necessary or advisable to enforce collection or performance of the Accounts; provided, however, that the Collateral Agent shall have the right at any time, upon the occurrence and during the continuance of an Event of Default, to notify the Account Debtors or obligors under any Accounts of the assignment of such Accounts to the Collateral Agent and to direct such Account Debtors or obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Collateral Agent or its designated agent and, upon such notification and at the expense of such Grantor and to the extent permitted by law, to enforce collection of any such Accounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by any Grantor of a notice from the Collateral Agent that the Collateral Agent has notified, intends to notify, or has enforced or intends to enforce a Grantor's rights against the Account Debtors or obligors under any Accounts as referred to in the proviso to the immediately preceding sentence, (A) all amounts and proceeds (including Instruments) received by such Grantor in respect of the Accounts shall be received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent or its designated agent in the same form as so received (with any necessary endorsement) to be held as cash collateral and either (x) credited to the Loan Account so long as no Event of Default shall have occurred and be continuing or (y) if any Event of Default shall have occurred and be continuing, applied as specified in the Financing Agreement hereof, and (B) such Grantor will not adjust, settle or compromise the amount or payment of any Account or release wholly or partly any Account Debtor or obligor thereof or allow any credit or discount thereon. Any such securities, cash, investments and other items so received by the Collateral Agent or its designated agent shall (in the sole and absolute discretion of the Collateral Agent) be held as additional Collateral for the Secured Obligations or distributed in accordance with Section 9 hereof.
(ii)
Upon the occurrence and during the continuance of any material breach or default under any material License by any party thereto other than a Grantor,

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(A) the relevant Grantor will, promptly after obtaining knowledge thereof, give the Collateral Agent written notice of the nature and duration thereof, specifying what action, if any, it has taken and proposes to take with respect thereto, (B) no Grantor will, without the prior written consent of the Collateral Agent, declare or waive any such breach or default or affirmatively consent to the cure thereof or exercise any of its remedies in respect thereof, and (C) each Grantor will, upon written instructions from the Collateral Agent and at such Grantor's expense, take such action as the Collateral Agent may deem necessary or advisable in respect thereof.
(iii)
Each Grantor will, at its expense, promptly deliver to the Collateral Agent a copy of each notice or other communication received by it by which any other party to any material License (A) declares a breach or default by a Grantor of any material term thereunder, (B) terminates such License or (C) purports to exercise any of its rights or affect any of its obligations thereunder, together with a copy of any reply by such Grantor thereto.
(iv)
Each Grantor will exercise promptly and diligently each and every right which it may have under each License (other than any right of termination) and will duly perform and observe in all respects all of its obligations under each License and will take all action necessary to maintain the Licenses in full force and effect. No Grantor will, without the prior written consent of the Collateral Agent, cancel, terminate, materially amend or otherwise modify in any respect, or waive any provision of, any License.
(e)
Notices and Communications; Defense of Title; Amendments; Equity Issuances. Each Grantor will:
(i)
at the Grantors' joint and several expense, promptly deliver to the Collateral Agent a copy of each material notice or other communication received by it in respect of the Pledged Interests;
(ii)
at the Grantors' joint and several expense, defend the Collateral Agent's right, title and security interest in and to the Pledged Interests against the claims of any Person, keep the Pledged Interests free from all Liens (except Permitted Liens), and not sell, exchange, transfer, assign, lease or otherwise dispose of the Pledged Interests or any interest therein, except as permitted under the Financing Agreement and the other Loan Documents;
(iii)
not make or consent to any amendment or other modification or waiver with respect to any Pledged Interests or enter into any agreement or permit to exist any restriction with respect to any Pledged Interests other than as expressly permitted under the Financing Agreement; and
(iv)
not permit the issuance of (A) any additional shares of any class of Equity Interests of any Pledged Issuer, (B) any securities convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such shares of Equity Interests or (C) any warrants, options, contracts or other commitments entitling any Person to purchase or otherwise acquire any such shares of Equity Interests, in each case, other than as permitted under the Financing Agreement.
(f)
Intellectual Property.

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(i)
If and to the extent applicable, each Grantor has duly executed and delivered the applicable Trademark, Patent, and Copyright Security Agreement in the form attached hereto as Exhibit B, with respect to all applicable United States Intellectual Property including in the Collateral. Except as provided in subsection (ii) below, each Grantor (either itself or through licensees) will, and will cause each licensee thereof to, take all action necessary to maintain all of the Intellectual Property in full force and effect, including, without limitation, using the proper statutory notices and markings and using the Trademarks on each applicable trademark class of goods in order to so maintain the Trademarks in full force, free from any claim of abandonment for non-use, and no Grantor will (nor permit any licensee thereof to) do any act or knowingly omit to do any act whereby any Intellectual Property may become invalidated.
(ii)
Notwithstanding the foregoing, so long as no Event of Default has occurred and is continuing, no Grantor shall have an obligation to use or to maintain any Intellectual Property that is, in such Grantor’s reasonable business judgment, no longer used in or useful to the business of any Grantor, or is no longer economically practicable to maintain.
(iii)
Each Grantor will cause to be taken all necessary steps in any proceeding before the United States Patent and Trademark Office and the United States Copyright Office or any similar office or agency in any other country or political subdivision thereof to maintain each registration of the Intellectual Property (other than the Intellectual Property described in the proviso to the immediately preceding sentence), including, without limitation, filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and payment of maintenance fees, filing fees, taxes or other governmental fees. If any Intellectual Property is infringed, misappropriated, diluted or otherwise violated in any material respect by a third party, the Grantors shall (A) upon obtaining knowledge of such infringement, misappropriation, dilution or other violation, promptly notify the Collateral Agent and (B) to the extent the Grantors shall deem appropriate under the circumstances, promptly sue for infringement, misappropriation, dilution or other violation, seek injunctive relief where appropriate and recover any and all damages for such infringement, misappropriation, dilution or other violation, or take such other actions as the Grantors shall deem appropriate under the circumstances to protect such Intellectual Property.
(iv)
Each Grantor shall furnish to the Collateral Agent statements and schedules further identifying and describing the Intellectual Property and Licenses and such other reports in connection with the Intellectual Property and Licenses as the Collateral Agent may reasonably request, all in reasonable detail and promptly upon request of the Collateral Agent, following receipt by the Collateral Agent of any such statements, schedules or reports, the Grantors shall modify this Agreement by amending Schedule II hereto to include any Intellectual Property and Licenses, as the case may be, which become part of the Collateral under this Agreement, and shall execute and authenticate such documents and do such acts as shall be necessary or, in the judgment of the Collateral Agent, desirable to subject such Intellectual Property and Licenses to the Lien and security interest created by this Agreement.
(v)
Notwithstanding anything herein to the contrary, upon the occurrence and during the continuance of an Event of Default, no Grantor may abandon or

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otherwise permit any Intellectual Property to become invalid without the prior written consent of the Collateral Agent, and if any Intellectual Property is infringed, misappropriated, diluted or otherwise violated in any material respect by a third party, the Grantors will take such action as the Collateral Agent shall deem appropriate under the circumstances to protect such Intellectual Property.
(vi)
In the event that any Grantor shall (A) obtain an ownership interest in any issued Patents, registered Copyrights or Trademarks, or applications for the foregoing, or (B) obtain an exclusive license to any registered Copyrights, or (C) file an accepted “statement of use” or an “amendment to allege use” with respect to any “intent-to-use” Trademark application of such Grantor, the provisions of Section 2 hereof shall automatically apply thereto and such Grantor shall give to the Collateral Agent prompt notice thereof in accordance with the terms of this Agreement and the Financing Agreement (but in any event no later than the date on which the quarterly financial statements are to be delivered pursuant to Section 7.01(a)(ii) of the Financing Agreement). .
(vii)
Each Grantor shall execute, authenticate and deliver any and all agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Collateral Agent's security interest hereunder in such Intellectual Property and the General Intangibles of such Grantor relating thereto or represented thereby, and each Grantor hereby appoints the Collateral Agent its attorney-in-fact to execute and/or authenticate and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed, and such power (being coupled with an interest) shall be irrevocable until the Termination Date.
(g)
Deposit, Commodities and Securities Accounts. In accordance with Article 8 of the Financing Agreement, each Grantor shall cause each bank and other financial institution with an account referred to in Schedule IV hereto to execute and deliver to the Collateral Agent (or its designee) a Control Agreement, in form and substance satisfactory to the Collateral Agent, duly executed by such Grantor and such bank or financial institution, or enter into other arrangements in form and substance satisfactory to the Collateral Agent, pursuant to which such institution shall irrevocably agree (unless otherwise agreed to by the Collateral Agent), among other things, that (i) it will comply with the instructions or entitlement orders originated by the Collateral Agent (or its designee) to such bank or financial institution directing the disposition of cash, Commodity Contracts, securities, financial assets, Investment Property and other items from time to time credited to such account, without further consent of such Grantor, which instructions or entitlement orders the Collateral Agent (or its designee) will not give to such bank or other financial institution in the absence of a continuing Event of Default, (ii) all cash, Commodity Contracts, securities, financial assets, Investment Property and other items of such Grantor deposited with such institution shall be subject to a perfected, first priority security interest in favor of the Collateral Agent (or its designee), and (iii) any right of set off, banker's Lien or other similar Lien, security interest or encumbrance shall be fully waived as against the Collateral Agent (or its designee), subject to customary exceptions as may be agreed by the Collateral Agent in its sole discretion. The provisions of this Section 6(g) shall not apply to any Excluded Accounts.

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(h)
Titled Collateral.
(i)
Each Grantor shall (a) cause all Collateral, now owned or hereafter acquired by any Grantor, which under applicable law are required to be registered, to be properly registered in the name of such Grantor and (b) cause all Titled Collateral, to be properly titled in the name of such Grantor and with the Collateral Agent's Lien noted thereon.
(ii)
Upon the acquisition after the date hereof by any Grantor of any Titled Collateral (other than Equipment to be acquired that is subject to a purchase money security interest that constitutes a Permitted Lien under the Financing Agreement), such Grantor shall promptly notify the Collateral Agent of such acquisition set forth a description of such Titled Collateral acquired and a good faith estimate of the current value of such Titled Collateral, and if so requested by the Collateral Agent, promptly deliver to the Collateral Agent (or its custodian) originals of the Certificates of Title or certificates of ownership for such Titled Collateral, together with the manufacturer's statement of origin, and an application duly executed by the appropriate Grantor to evidence the Collateral Agent's Lien thereon.
(iii)
Each Grantor hereby appoints the Collateral Agent as its attorney-in-fact, effective the date hereof and terminating upon the termination of this Agreement, for the purpose of (A) executing on behalf of such Grantor title or ownership applications for filing with appropriate Governmental Authority to enable Titled Collateral now owned or hereafter acquired by such Grantor to be amended to reflect the Collateral Agent listed as lienholder thereof, (B) filing such applications with such Governmental Authority, and (C) executing such other documents and instruments on behalf of, and taking such other action in the name of, such Grantor as the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Section 6(h) (including, without limitation, for the purpose of creating in favor of the Collateral Agent a perfected Lien on such Titled Collateral and exercising the rights and remedies of the Collateral Agent hereunder). This appointment as attorney-in-fact is coupled with an interest and is irrevocable until the Termination Date.
(iv)
So long as no Event of Default shall have occurred and be continuing, upon the request of any Grantor, the Collateral Agent shall execute and deliver to such Grantor such instruments as such Grantor shall reasonably request to remove the notation of the Collateral Agent as lienholder on any Certificate of Title or certificate of ownership for any Titled Collateral; provided that any such instruments shall be delivered, and the release shall be effective, only upon receipt by the Collateral Agent of a certificate from such Grantor, stating that the Titled Collateral, the Lien on which is to be released, is to be sold in accordance with the terms of the Financing Agreement or has suffered a casualty loss (with title thereto passing to the casualty insurance company therefor in settlement of the claim for such loss), the amount that such Grantor will receive as sale proceeds or insurance proceeds and whether or not such sale proceeds or insurance proceeds are required by the Financing Agreement to be paid to the Collateral Agent to be applied to the Secured Obligations and, to the extent required by the Financing Agreement, any proceeds of such sale or casualty loss shall be paid to the Collateral Agent hereunder to be applied to the Secured Obligations in accordance with the terms of the Financing Agreement.
(i)
Control. Each Grantor hereby agrees to take any or all action that

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may be necessary or desirable or that the Collateral Agent may request in order for the Collateral Agent to obtain control in accordance with Sections 9-104, 9-105, 9-106, and 9-107 of the Code with respect to the following Collateral: (i) Deposit Accounts, (ii) Securities Accounts; (iii) Electronic Chattel Paper, (iv) Investment Property and (v) Letter-of-Credit Rights. Each Grantor hereby acknowledges and agrees that any agent or designee of the Collateral Agent shall be deemed to be a "secured party" with respect to the Collateral under the control of such agent or designee for all purposes.
(j)
Records; Inspection and Reporting.
(i)
Each Grantor shall keep adequate records concerning the Accounts, Chattel Paper and Pledged Interests.
(ii)
Except as otherwise expressly permitted by Section 6(b), no Grantor shall, without the prior written consent of the Collateral Agent, amend, modify or otherwise change (A) its name (B) its jurisdiction of organization as set forth in Schedule I hereto or (C) its chief executive office as set forth in Schedule III hereto.
(k)
Partnership and Limited Liability Company Interests.
(i)
Except with respect to partnership interests and limited liability company interests of Certificated Entities for which the applicable certificate has been pledged and delivered to the Collateral Agent pursuant to Section 4 hereof, no Grantor that is a partnership or a limited liability company shall, nor shall any Grantor with any Subsidiary that is a partnership or a limited liability company, permit such Subsidiary's partnership interests or membership interests to (A) be dealt in or traded on securities exchanges or in securities markets, (B) become a security for purposes of Article 8 of any relevant Uniform Commercial Code, (C) become an investment company security within the meaning of Section 8-103 of any relevant Uniform Commercial Code or (D) be evidenced by a certificate. Each Grantor agrees that such partnership interests or membership interests shall constitute General Intangibles.
(ii)
Each Grantor covenants and agrees that each limited liability agreement, operating agreement, membership agreement, partnership agreement or similar agreement to which a Grantor is a party and relating to any Pledged Interests (as amended, restated, supplemented or otherwise modified from time to time, each a "Pledged Partnership/LLC Agreement") is hereby amended by this Section 6(k) (A) to permit each member, manager and partner that is a Grantor (1) to pledge all of the Pledged Interests in which such Grantor has rights, (2) to grant and collaterally assign to the Collateral Agent, for the benefit of each Secured Party, a lien on and security interest in such Pledged Interests and (3) to, upon any foreclosure or other exercise of remedies by the Collateral Agent on such Pledged Interests (or any other sale or transfer of such Pledged Interests in lieu of such foreclosure or exercise of remedies), (i) transfer to the Collateral Agent (or to the purchaser or other transferee of such Pledged Interests in lieu of such foreclosure) its rights and powers to manage and control the affairs of the applicable Pledged Issuer, in each case, without any further consent, approval or action by any other party, including, without limitation, any other party to any Pledged Partnership/LLC Agreement or otherwise and (ii) permit the Collateral Agent (or its designee) or any purchaser or other transferee of the Pledged

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Interests to obtain and exercise the rights, powers and benefits set forth in Section 6(k)(iii) and (iv) below and (B) to provide that (1) the bankruptcy or insolvency of such Grantor shall not cause such Grantor to cease to be a holder of such Pledged Interests, (2) upon the occurrence of such an event, the applicable Pledged Issuer shall continue without dissolution and (3) such Grantor waives any right it might have to agree in writing to dissolve the applicable Pledged Issuer upon the bankruptcy or insolvency of such Grantor, or the occurrence of an event that causes such Grantor to cease to be a be a holder of such Pledged Interests.
(iii)
Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent or its designee shall have the right (but not the obligation) to be substituted for the applicable Grantor as a member, manager or partner under the applicable Pledged Partnership/LLC Agreement, and the Collateral Agent or its designee shall have all rights, powers and benefits of such Grantor as a member, manager or partner, as applicable, under such Pledged Partnership/LLC Agreement in accordance with the terms of this Section 6(k). For avoidance of doubt, such rights, powers and benefits of a substituted member, manager or partner shall include all voting and other rights and not merely the rights of an economic interest holder.
(iv)
During the period from the Effective Date until the Termination Date, no further consent, approval or action by any other party, including, without limitation, any other party to the applicable Pledged Partnership/LLC Agreement or otherwise shall be necessary to permit the Collateral Agent or its designee to be substituted as a member, manager or partner pursuant to this Section 6(k). The rights, powers and benefits granted pursuant to this paragraph shall inure to the benefit of the Collateral Agent, on its own behalf and on behalf of each other Secured Party, and each of their respective successors, assigns and designees, as intended third party beneficiaries.
(v)
Each Grantor and each applicable Pledged Issuer agrees that during the period from the Effective Date until the Termination Date, no Pledged Partnership/LLC Agreement shall be amended to be inconsistent with the provisions of this Section 6(k) without the prior written consent of the Collateral Agent.
Section 7.
Voting Rights, Dividends, Etc. in Respect of the Pledged Interests.
(a)
So long as no Event of Default shall have occurred and be continuing:
(i)
each Grantor may exercise any and all voting and other consensual rights pertaining to any Pledged Interests for any purpose not inconsistent with the terms of this Agreement, the Financing Agreement or the other Loan Documents; provided, however, that no Grantor will exercise or refrain from exercising any such right, as the case may be, if such action (or inaction) could reasonably be expected to violate the terms of any Loan Document, have a Material Adverse Effect or which could reasonably be expected to adversely affect the value, liquidity or marketability of any Collateral or the creation, perfection and priority of the Collateral Agent's Lien thereon; and
(ii)
each Grantor may receive and retain any and all dividends, interest or other distributions paid in respect of the Pledged Interests to the extent permitted by the

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Financing Agreement; provided, however, that any and all (A) dividends and interest paid or payable other than in cash in respect of, and Instruments and other property received, receivable or otherwise distributed in respect of or in exchange for, any Pledged Interests, (B) dividends and other distributions paid or payable in cash in respect of any Pledged Interests in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, and (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Interests, together with any dividend, interest or other distribution or payment which at the time of such payment was not permitted by the Financing Agreement, shall be, and shall forthwith be delivered to the Collateral Agent, to hold as, Pledged Interests and shall, if received by any of the Grantors, be received in trust for the benefit of the Collateral Agent, shall be segregated from the other property or funds of the Grantors, and shall be forthwith delivered to the Collateral Agent in the exact form received with any necessary indorsement and/or appropriate instruments of transfer or assignment or undated stock powers duly executed in blank, to be held by the Collateral Agent as Pledged Interests and as further collateral security for the Secured Obligations.
(b)
Upon the occurrence and during the continuance of an Event of Default:
(i)
all rights of each Grantor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 7(a)(i) hereof, and to receive the dividends, distributions, interest and other payments that it would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) hereof, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Interests such dividends, distributions and interest payments, and the Collateral Agent (personally or through an agent) shall thereupon be solely authorized and empowered to transfer and register in the Collateral Agent's name, or in the name of the Collateral Agent's nominee, the whole or any part of the Pledged Interests, it being acknowledged by each Grantor that such transfer and registration may be effected by the Collateral Agent by the delivery of a Registration Page to the Grantor or to the Pledged Issuer, as applicable, reflecting the Collateral Agent or its designee as the holder of such Pledged Interests, or otherwise by the Collateral Agent through its irrevocable appointment as attorney-in-fact pursuant to Section 8 hereof;
(ii)
the Collateral Agent is authorized to notify each debtor with respect to the Pledged Debt to make payment directly to the Collateral Agent (or its designee) and may collect any and all moneys due or to become due to any Grantor in respect of the Pledged Debt, and each of the Grantors hereby authorizes each such debtor to make such payment directly to the Collateral Agent (or its designee) without any duty of inquiry;
(iii)
without limiting the generality of the foregoing, the Collateral Agent may, at its option, exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Interests as if it were the absolute owner thereof, including, without limitation, the right to exchange, in its discretion, any and all of the Pledged Interests upon the merger, consolidation, reorganization, recapitalization or other adjustment of any Pledged Issuer, or upon the exercise by any Pledged

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Issuer of any right, privilege or option pertaining to any Pledged Interests, and, in connection therewith, to deposit and deliver any and all of the Pledged Interests with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as it may determine; and
(iv)
all dividends, distributions, interest and other payments that are received by any of the Grantors contrary to the provisions of Section 7(b)(i) hereof shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of the Grantors, and shall be forthwith paid over to the Collateral Agent as Pledged Interests in the exact form received with any necessary indorsement and/or appropriate instruments of transfer or assignment or undated Equity Interest powers duly executed in blank, to be held by the Collateral Agent as Pledged Interests and as further collateral security for the Secured Obligations.
Section 8.
Additional Provisions Concerning the Collateral.
(a)
To the maximum extent permitted by applicable law, and for the purpose of taking any action that the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, each Grantor hereby (i) authorizes the Collateral Agent to execute any such agreements, instruments or other documents in such Grantor's name and to file such agreements, instruments or other documents in such Grantor's name and in any appropriate filing office, (ii) authorizes the Collateral Agent at any time and from time to time to file, one or more financing or continuation statements and amendments thereto, relating to the Collateral (including, without limitation, any such financing statements that (A) describe the Collateral as "all assets" or "all personal property" (or words of similar effect) or that describe or identify the Collateral by type or in any other manner as the Collateral Agent may determine, regardless of whether any particular asset of such Grantor falls within the scope of Article 9 of the Uniform Commercial Code or whether any particular asset of such Grantor constitutes part of the Collateral, and (B) contain any other information required by Part 5 of Article 9 of the Code for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including, without limitation, whether such Grantor is an organization, the type of organization) and (iii) ratifies such authorization to the extent that the Collateral Agent has filed any such financing statements, continuation statements, or amendments thereto, prior to the date hereof. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.
(b)
Each Grantor hereby irrevocably appoints the Collateral Agent as its attorney-in-fact and proxy, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Collateral Agent’s discretion, to take any action and to execute any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of a Grantor under Section 6 hereof and Section 7(a) hereof), including, without limitation, (i) to obtain and adjust insurance required to be paid to the Collateral Agent pursuant to the Financing Agreement, (ii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any Collateral, (iii) to receive, endorse, and collect any drafts or other Instruments, Documents and Chattel Paper in connection with clause (i)

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or (ii) above, (iv) to receive, indorse and collect all Instruments made payable to such Grantor representing any dividend, interest payment or other distribution in respect of any Pledged Interests and to give full discharge for the same, (v) to file any claims or take any action or institute any proceedings which the Collateral Agent may deem necessary or desirable for the collection of any Collateral or otherwise to enforce the rights of each Secured Party with respect to any Collateral, (vi) to execute assignments, licenses and other documents to enforce the rights of each Secured Party with respect to any Collateral, (vii) to pay or discharge taxes or Liens levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Collateral Agent (in its sole discretion), and such payments made by the Collateral Agent shall constitute additional Secured Obligations of such Grantor to the Collateral Agent, be due and payable immediately without demand, and shall bear interest from the date payment of said amounts is demanded at the Post-Default Rate, and (viii) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, assignments, verifications and notices in connection with Accounts, Chattel Paper and other documents relating to the Collateral. This power is coupled with an interest and is irrevocable until the Termination Date.
(c)
For the purpose of enabling the Collateral Agent to exercise rights and remedies hereunder, at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Grantor hereby (i) grants to the Collateral Agent an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to any Grantor) to use, license or sublicense any Intellectual Property now or hereafter owned or licensed by any Grantor, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof, in each case to the extent it has the right to do so, and subject, in the case of Trademarks, to sufficient rights to quality control and inspection in favor of such Grantor to avoid the risk of invalidation of such Trademarks. Each Grantor hereby indemnifies the Collateral Agent against, any claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by the Collateral Agent under the powers of attorney, proxy or license, granted herein other than actions taken or omitted to be taken through the Collateral Agent's gross negligence or willful misconduct, as determined by a final determination of a court of competent jurisdiction.
(d)
If any Grantor fails to perform any agreement or obligation contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement or obligation, in the name of such Grantor or the Collateral Agent, and the fees and expenses of the Collateral Agent incurred in connection therewith shall be jointly and severally payable by the Grantors pursuant to Section 10 hereof constitute additional Secured Obligations of the Grantor to the Collateral Agent, be due and payable immediately without demand and bear interest from the date payment of said amounts is demanded at the Post-Default Rate.
(e)
The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Other than the exercise of reasonable care to assure the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve

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rights against other parties or any other rights pertaining to any Collateral and shall be relieved of all responsibility for any Collateral in its possession upon surrendering it or tendering surrender of it to any of the Grantors (or whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct). The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property, it being understood that the Collateral Agent shall not have responsibility for ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not the Collateral Agent has or is deemed to have knowledge of such matters. The Collateral Agent shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Collateral Agent in good faith.
(f)
Anything herein to the contrary notwithstanding (i) each Grantor shall remain liable under the Licenses and otherwise in respect of the Collateral to the extent set forth therein to perform all of its obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Collateral Agent of any of its rights hereunder shall not release any Grantor from any of its obligations under the Licenses or otherwise in respect of the Collateral, and (iii) the Collateral Agent shall not have any obligation or liability by reason of this Agreement under the Licenses or otherwise in respect of the Collateral, nor shall the Collateral Agent be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.
(g)
The Collateral Agent may at any time in its discretion (i) without notice to any Grantor, transfer or register in the name of the Collateral Agent or any of its nominees any or all of the Pledged Interests, subject only to the revocable rights of such Grantor under Section 7(a) hereof, and (ii) exchange certificates or Instruments constituting Pledged Interests for certificates or Instruments of smaller or larger denominations.
Section 9.
Remedies Upon Default. If any Event of Default shall have occurred and be continuing:
(a)
The Collateral Agent may exercise in respect of the Collateral, in addition to any other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party upon default under the Code (whether or not the Code applies to the affected Collateral) and all rights under any other applicable law or in equity, and also may (i) take absolute control of the Collateral, including, without limitation, transfer into the Collateral Agent's name or into the name of its nominee or nominees (to the extent the Collateral Agent has not theretofore done so) and thereafter receive, for the benefit of each Secured Party, all payments made thereon, give all consents, waivers and ratifications in respect thereof and otherwise act with respect thereto as though it were the outright owner thereof, (ii) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place or places to be designated by the Collateral Agent that is reasonably convenient to both parties, and the Collateral Agent may enter into and

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occupy any premises owned or leased by any Grantor where the Collateral or any part thereof is located or assembled for a reasonable period in order to effectuate the Collateral Agent's rights and remedies hereunder or under law, without obligation to any Grantor in respect of such occupation, and (iii) without notice except as specified below and without any obligation to prepare or process the Collateral for sale, (A) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent's offices, at any exchange or broker's board or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable and/or (B) lease, license or otherwise dispose of the Collateral or any part thereof upon such terms as the Collateral Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale or any other disposition of the Collateral shall be required by law, at least 10 days' prior notice to the applicable Grantor of the time and place of any public sale or the time after which any private sale or other disposition of the Collateral is to be made shall constitute reasonable notification. If the Collateral Agent sells any of the Collateral upon credit, the Grantors will be credited only with payments actually received by the Collateral Agent from the purchaser thereof, and if such purchaser fails to pay for the Collateral, the Collateral Agent may resell the Collateral and the Grantors shall be credited with proceeds of the sale. The Collateral Agent shall not be obligated to make any sale or other disposition of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor agrees that it would not be commercially unreasonable for the Collateral Agent to dispose of the Collateral or any portion thereof by using Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets. Each Grantor hereby waives any claims against each Secured Party arising by reason of the fact that the price at which the Collateral may have been sold at a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Collateral Agent accepts the first offer received and does not offer the Collateral to more than one offeree, and waives all rights that such Grantor may have to require that all or any part of the Collateral be marshaled upon any sale (public or private) thereof. Each Grantor hereby acknowledges that (A) any such sale of the Collateral by the Collateral Agent shall be made without warranty, (B) the Collateral Agent may specifically disclaim any warranties of title, possession, quiet enjoyment or the like, (C) the Collateral Agent may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness), if permitted by law, for the purchase, lease, license or other disposition of the Collateral or any portion thereof for the account of the Collateral Agent (on behalf of itself and each Secured Party) and (D) such actions set forth in clauses (A), (B) and (C) above shall not adversely affect the commercial reasonableness of any such sale of the Collateral. In addition to the foregoing, (1) upon written notice to any Grantor from the Collateral Agent, each Grantor shall cease any use of the Intellectual Property or any trademark, patent or copyright similar thereto for any purpose described in such notice; (2) the Collateral Agent may, at any time and from time to time, upon five (5) days' prior notice to any Grantor, license, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any of the Intellectual Property, throughout the universe for such term or terms, on such conditions, and in such manner, as the Collateral Agent shall in its sole discretion determine; and (3) the Collateral Agent may, at any time, execute and deliver on behalf of a

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Grantor, one or more instruments of assignment of the Intellectual Property (or any application or registration thereof), in form suitable for filing, recording or registration in any country.
(b)
In the event that the Collateral Agent determines to exercise its right to sell all or any part of the Pledged Interests pursuant to Section 9(a) hereof, each Grantor will, at such Grantor's expense and upon request by the Collateral Agent: (i) execute and deliver, and cause each issuer of such Pledged Interests and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Collateral Agent, advisable to register such Pledged Interests under the provisions of the Securities Act, and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the SEC applicable thereto, (ii) cause each issuer of such Pledged Interests to qualify such Pledged Interests under the state securities or "Blue Sky" laws of each jurisdiction, and to obtain all necessary governmental approvals for the sale of the Pledged Interests, as requested by the Collateral Agent, (iii) cause each Pledged Issuer to make available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act, and (iv) do or cause to be done all such other acts and things as may be necessary to make such sale of such Pledged Interests valid and binding and in compliance with applicable law. Each Grantor acknowledges the impossibility of ascertaining the amount of damages which would be suffered by the Collateral Agent by reason of the failure by any Grantor to perform any of the covenants contained in this Section 9(b) and, consequently, agrees that, if any Grantor fails to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value of the Pledged Interests on the date the Collateral Agent demands compliance with this Section 9(b); provided, however, that the payment of such amount shall not release any Grantor from any of its obligations under any of the other Loan Documents.
(c)
Notwithstanding the provisions of Section 9(b) hereof, each Grantor recognizes that the Collateral Agent may deem it impracticable to effect a public sale of all or any part of the Pledged Shares or any other securities constituting Pledged Interests and that the Collateral Agent may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to delay the sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act. Each Grantor further acknowledges and agrees that any offer to sell such securities which has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such an offer may be so advertised without prior registration under the Securities Act) or (ii) made privately in the manner described above to not less than fifteen bona fide offerees shall be deemed to involve a "public

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disposition" for the purposes of Section 9‑610(c) of the Code (or any successor or similar, applicable statutory provision) as then in effect in the State of New York, notwithstanding that such sale may not constitute a "public offering" under the Securities Act, and that the Collateral Agent may, in such event, bid for the purchase of such securities.
(d)
Any cash held by the Collateral Agent (or its agent or designee) as Collateral and all Cash Proceeds received by the Collateral Agent (or its agent or designee) in respect of any sale of or collection from, or other realization upon, all or any part of the Collateral, the Collateral Agent may, in the discretion of the Collateral Agent, be held by the Collateral Agent (or its agent or designee) as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Collateral Agent pursuant to Section 10 hereof) in whole or in part by the Collateral Agent against, all or any part of the Secured Obligations in such order as the Collateral Agent shall elect, consistent with the provisions of the Financing Agreement. Any surplus of such cash or Cash Proceeds held by the Collateral Agent (or its agent or designee) and remaining after the Termination Date shall be paid over to whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct.
(e)
In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which each Secured Party is legally entitled, the Grantors shall be jointly and severally liable for the deficiency, together with interest thereon at the highest rate specified in any applicable Loan Document for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees, costs, expenses and other client charges of any attorneys employed by the Collateral Agent to collect such deficiency.
(f)
Each Grantor hereby acknowledges that if the Collateral Agent complies with any applicable requirements of law in connection with a disposition of the Collateral, such compliance will not adversely affect the commercial reasonableness of any sale or other disposition of the Collateral.
(g)
The Collateral Agent shall not be required to marshal any present or future collateral security (including, but not limited to, this Agreement and the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the Collateral Agent's rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that any Grantor lawfully may, such Grantor hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Collateral Agent's rights under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.
Section 10.
Indemnity and Expenses.

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(a)
Each Grantor jointly and severally agrees to defend, protect, indemnify and hold harmless each Agent and each other Indemnitee in accordance with Section 12.15 of the Financing Agreement.
(b)
Each Grantor jointly and severally agrees to pay each Agent's costs and expenses in accordance with Section 12.04 of the Financing Agreement.
Section 11.
Notices, Etc. All notices and other communications provided for hereunder shall be given in accordance with the notice provision of the Financing Agreement.
Section 12.
Security Interest Absolute; Joint and Several Obligations.
(a)
All rights of the Secured Parties, all Liens and all obligations of each of the Grantors hereunder shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the Financing Agreement or any other Loan Document, (ii) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Secured Obligations, or any other amendment or waiver of or consent to any departure from the Financing Agreement or any other Loan Document, (iii) any exchange or release of, or non-perfection of any Lien on any Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations, or (iv) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any of the Grantors in respect of the Secured Obligations. All authorizations and agencies contained herein with respect to any of the Collateral are irrevocable and powers coupled with an interest.
(b)
Each Grantor hereby waives (i) promptness and diligence, (ii) notice of acceptance and notice of the incurrence of any Secured Obligation by the Borrower, (iii) notice of any actions taken by any Agent, any Lender, any Guarantor or any other Person under any Loan Document or any other agreement, document or instrument relating thereto, (iv) all other notices, demands and protests, and all other formalities of every kind in connection with the enforcement of the Secured Obligations, the omission of or delay in which, but for the provisions of this subsection (b), might constitute grounds for relieving such Grantor of any such Grantor's obligations hereunder and (v) any requirement that any Agent or any Lender protect, secure, perfect or insure any security interest or other lien on any property subject thereto or exhaust any right or take any action against any Grantor or any other Person or any collateral.
(c)
All of the obligations of the Grantors hereunder are joint and several. The Collateral Agent may, in its sole and absolute discretion, enforce the provisions hereof against any of the Grantors and shall not be required to proceed against all Grantors jointly or seek payment from the Grantors ratably. In addition, the Collateral Agent may, in its sole and absolute discretion, select the Collateral of any one or more of the Grantors for sale or application to the Secured Obligations, without regard to the ownership of such Collateral, and shall not be required to make such selection ratably from the Collateral owned by all of the Grantors. The release or discharge of any Grantor by the Collateral Agent shall not release or discharge any other Grantor from the obligations of such Person hereunder.

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Section 13.
Miscellaneous.
(a)
No amendment of any provision of this Agreement (including any Schedule attached hereto) shall be effective unless it is in writing and signed by each Grantor affected thereby and the Collateral Agent, and no waiver of any provision of this Agreement, and no consent to any departure by any Grantor therefrom, shall be effective unless it is in writing and signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.
(b)
No failure on the part of the Secured Parties to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Secured Parties provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Secured Parties under any Loan Document against any party thereto are not conditional or contingent on any attempt by such Person to exercise any of its rights under any other Loan Document against such party or against any other Person, including but not limited to, any Grantor.
(c)
This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect, subject to paragraph (e) below, until the Termination Date and (ii) be binding on each Grantor all other Persons who become bound as debtor to this Agreement in accordance with Section 9-203(d) of the Code, and shall inure, together with all rights and remedies of the Secured Parties hereunder, to the benefit of the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, each Secured Party may assign or otherwise transfer its respective rights and obligations under this Agreement and any other Loan Document to any other Person pursuant to the terms of the Financing Agreement, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Secured Parties herein or otherwise. Upon any such assignment or transfer, all references in this Agreement to any Secured Party shall mean the assignee of any such Secured Party. None of the rights or obligations of any Grantor hereunder may be assigned or otherwise transferred without the prior written consent of the Collateral Agent, and any such assignment or transfer shall be null and void.
(d)
After the occurrence of the Termination Date, (i) subject to paragraph (e) below, this Agreement and the security interests and licenses created hereby shall terminate and all rights to the Collateral shall revert to the Grantors, (ii) the Collateral Agent agrees at the Grantors' cost and expense to file UCC terminations or amendments on or promptly after the Termination Date to evidence the termination of the Liens so released and (iii) the Collateral Agent will, upon the Grantors' request and at the Grantors' cost and expense, (A) promptly return to the Grantors (or whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct) such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof, and (B) promptly execute and deliver to the Grantors such documents and make such other filings as the Grantors shall reasonably request to evidence such termination, without representation, warranty or recourse of any kind. In addition, upon any sale or disposition of any item of Collateral to a Person other than a Grantor in a transaction

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expressly permitted under the Financing Agreement, the Collateral Agent agrees to execute a release of its security interest in such item of Collateral, and the Collateral Agent shall, upon the reasonable request of the Grantors and at the Grantors' cost and expense, execute and deliver to the Grantors such documents as the Grantors shall reasonably request to evidence such release, without representation, warranty or recourse of any kind.
(e)
This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment or performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.
(f)
Upon the execution and delivery, or authentication, by any Person of a security agreement supplement in substantially the form of Exhibit C hereto (each a "Security Agreement Supplement"), (i) such Person shall be referred to as an "Additional Grantor" and shall be and become a Grantor, and each reference in this Agreement to "Grantor" shall also mean and be a reference to such Additional Grantor, and each reference in this Agreement and the other Loan Documents to "Collateral" shall also mean and be a reference to the Collateral of such Additional Grantor, and (ii) the supplemental Schedules I-VIII attached to each Security Agreement Supplement shall be incorporated into and become a part of and supplement Schedules I-VIII, respectively, hereto, and the Collateral Agent may attach such Schedules as supplements to such Schedules, and each reference to such Schedules shall mean and be a reference to such Schedules, as supplemented pursuant hereto.
(g)
THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT (I) AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND (II) TO THE EXTENT THAT THE VALIDITY AND PERFECTION OR THE PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST CREATED HEREBY, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.
(h)
In addition to and without limitation of any of the foregoing, this Agreement shall be deemed to be a Loan Document and shall otherwise be subject to all of terms and conditions contained in Sections 12.10 and 12.11 of the Financing Agreement, mutatis mutandi.
(i)
Each Grantor irrevocably and unconditionally waives any right it

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may have to claim or recover in any legal action, suit or proceeding with respect to this Agreement any special, exemplary, punitive or consequential damages.
(j)
Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.
(k)
Section headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.
(l)
This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which shall be deemed an original, but all of such counterparts taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement or any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other state laws based on the Uniform Electronic Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.
(m)
For purposes of this Agreement, all references to Schedules I-VIII attached hereto shall be deemed to refer to each such Schedule as updated from time to time in accordance with the terms of this Agreement.

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IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.

GRANTORS:

FREIGHTCAR NORTH AMERICA, LLC
FREIGHTCAR AMERICA, INC.

FCA-FASEMEX, LLC

Freight Car Services, Inc.

FreightCar Alabama, LLC

FreightCar Rail Management Services, LLC

FreightCar Rail Services, LLC
FreightCar Roanoke, Inc.

FreightCar Short Line, Inc.

JAC OperationS, Inc.

JAIX Leasing Company

Johnstown America, LLC

FCA-FASEMEX, S. de R.L. de C.V.

FCA-Fasemex Enterprise, S. de R.l. de c.v.

By: /s/ Michael Riordan

Name: Michael Riordan

Title: Chief Financial Officer

[Security Agreement]

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ADMINISTRATIVE AGENT AND COLLATERAL AGENT:

BLUE TORCH FINANCE LLC

By: By:	Blue Torch Capital LP, its Managing Member /s/ Kevin Genda
	Name:	Kevin Genda
	Title:	Authorized Signor

[Security Agreement]

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